GOODWILL	12 Months Ended
Dec. 31, 2024
GOODWILL.
GOODWILL

11.  GOODWILL

The changes in the carrying amount of goodwill were as follows:

	For the years ended December 31,
	2023	2024
	RMB	RMB
Balance as of January 1
Goodwill, gross	1,364,191	1,364,191
Accumulated impairment losses	—	(1,364,191)
Goodwill, net	1,364,191	—
Impairment	(1,364,191)	—
Balance as of December 31
Goodwill, gross	1,364,191	1,364,191
Accumulated impairment losses	(1,364,191)	(1,364,191)
Goodwill, net	—	—

Considering the adverse changes in macroeconomic and market conditions in 2023 as well as a sustained decrease in share price, the Company determined that a quantitative assessment was required at December 31, 2023. The Company estimated the fair value of a reporting unit by using income approach, which considered a number of factors, including expected future cash flows and discount rate. Expected future cash flows are dependent on certain key assumptions including forecasted revenue growth rates. Based on the quantitative assessment results, the difference of the reporting unit’s carrying amount over its fair value exceeded the total amount of goodwill as of December 31, 2023. Therefore, the Company recognized impairment of goodwill in its full amount of RMB1,364,191 for the year ended December 31, 2023.